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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 29, 2006


                        SOURCE INTERLINK COMPANIES, INC.
             (Exact name of registrant as specified in this charter)


            Delaware                    001-13437             20-2428299
  (State or other jurisdiction         (Commission          (IRS Employer
       of incorporation)               File Number)      Identification No.)


        27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
              (Address of Principal Executive Offices and Zip Code)

       Registrant's Telephone Number, including area code: (239) 949-4450

                                 Not applicable
          (Former Name or Former Address, if Changes Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 -- ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 29, 2006, the Board of Directors (the "Board") of Source Interlink Companies, Inc. (the "Company") exercised the authority granted to it in the bylaws of the Company and reduced the number of members of the Board from 11 to 9.

         On November 30, 2006, the Company entered into a letter agreement AEC Associates, L.L.C., the holder of approximately 35% of the Company's outstanding common stock ("AEC"), amending the terms of a Stockholder's Agreement dated February 28, 2005 between the Company and AEC (the "Stockholder Agreement"). A copy of the letter agreement is filed with this report as Exhibit 4.1 and is incorporated herein by reference. The summary of the letter agreement set forth below is qualified in its entirety by reference to the text of the letter agreement. The Stockholder Agreement referenced was filed as Exhibit 4.4 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on March 4, 2005.

         The letter agreement amended the Stockholder's Agreement to eliminate and delete provisions deemed infeasible in light of the reduced Board size, including:

      - The classification of Board members as "Source Designated Directors," "Company Designated Directors," or "Stockholder Designated Directors;"

      - A requirement that, until such time as AEC (together with its members and affiliates acting as a group) no longer owns an aggregate of at least 10% of the Company's outstanding common stock, each standing committee of its board to include at least one director designated by AEC and be comprised of a majority of directors designated by the Company; and,

      - The right of AEC to designate an individual (or individuals) of its choice for election by the Board for any seat that is last occupied or vacated by a director designated by Alliance or AEC Associates, except if such designation would result in the director designated by AEC Associates having a disproportionate board representation to AEC's (together with its members and affiliates) ownership of the Company's common stock.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (b) On November 29, 2006, A. Clinton Allen resigned from his position as a Class III director of the Company. Mr. Allen's term was to expire at the 2007 Annual Meeting of Stockholders, currently scheduled to be held on August 28, 2007. At the time of his resignation, Mr. Allen served as Chairman of the Nominating and Corporate Governance Committee and as a member of the Compensation Committee.

             On November 29, 2006, Aron S. Katzman informed the Company of his decision not to stand for re-election as a director of the Company. Mr. Allen's term will expire at the 2006 Annual Meeting of Stockholders to be held on January 29, 2007. Mr. Katzman will continue to serve as Chairman of the Compensation Committee and as a member of the Audit Committee until his successor has been elected.

         A copy of the press release issued November 30, 2006 (the "Press Release") announcing Mr. Allen's resignation is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On November 29, 2006, the Board adopted an amendment to the Company's bylaws pursuant to which:

      - The Board vote required to fix the number of directors was reduced from 75% to a majority;

      - The designation of directors as "Source Designated Directors," "Company Designated Directors," or "Stockholder Designated Directors" was eliminated;

      - The right of AEC to designate directors and the right of certain directors to fill vacancies was eliminated; and

      - The Board vote required to approve a change in control of the Company or amendment to the Company's bylaws

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            was reduced from 75% to a majority.

A copy of Amendment No. 1 to the Amended and Restated Bylaws of the Company is filed with this report as Exhibit 3.10.1 and is incorporated herein by reference. The summary of the letter agreement set forth below is qualified in its entirety by reference to the text of the amendment. The Company's Amended and Restated Bylaws were filed as Exhibit 3.10 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on March 4, 2005.

ITEM 8.01 -- OTHER EVENTS.

         On November 30, 2006, the Company issued the Press Release announcing, among other things, that its fiscal 2006 Annual Meeting of Stockholders will be held on January 29, 2007 at 9:00 a.m. Eastern time, at the Company's principal executive offices at 27500 Riverview Center Blvd., Bonita Springs, Florida 34134, that stockholders of record as of the close of business on December 7, 2006 will be entitled to vote on matters considered at the meeting and that notice of stockholder proposals must be received on or before December 10, 2006 for inclusion in the Company's proxy statement or submission at the annual meeting. The Press Release also announced that the Company had acted to reduce the number of directors constituting the Board from 11 to 9.

         A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS.

 (c)     Exhibits

         3.10.1 Amendment No. 1 to the Amended and Restated Bylaws of Source Interlink Companies, Inc.

         4.1 Letter Agreement dated November 30, 2006 between Source Interlink Companies, Inc. and AEC Associates, L.L.C.

         99.1     Press Release dated November 30, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: November 30, 2006

                                           SOURCE INTERLINK COMPANIES, INC.


                                           By:   /s/ Marc Fierman
                                                 ------------------------------
                                                 Marc Fierman
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                      -3-


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                                  EXHIBIT INDEX

         3.10.1 Amendment No. 1 to the Amended and Restated Bylaws of Source Interlink Companies, Inc.

         4.1 Letter Agreement dated November 30, 2006 between Source Interlink Companies, Inc. and AEC Associates, L.L.C.

         99.1     Press Release dated November 30, 2006